UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2006

AEP Texas Central Company

(Exact name of registrant as specified in its charter)

State of Texas	333-136787	74-0550600
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 716-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

5.1	Opinion of Sidley Austin LLP with respect to legality.

8.1	Opinion of Sidley Austin LLP with respect to federal tax matters.

23.1	Consent of Sidley Austin LLP (included in its opinions filed as Exhibits 5.1 and 8.1).

99.1	Opinion of Sidley Austin LLP with respect to constitutional matters.

99.2	Opinion of Bracewell & Giuliani LLP with respect to constitutional matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP TEXAS CENTRAL COMPANY

By:	/s/ Stephan T. Haynes
Stephan T. Haynes
Assistant Treasurer

Date: October 11, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
5.1	Opinion of Sidley Austin LLP with respect to legality.

8.1	Opinion of Sidley Austin LLP with respect to federal tax matters.

23.1	Consent of Sidley Austin LLP (included in its opinions filed as Exhibits 5.1 and 8.1).

99.1	Opinion of Sidley Austin LLP with respect to constitutional matters.

99.2	Opinion of Bracewell & Giuliani LLP with respect to constitutional matters.